UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 3, 2016

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-36033 (Commission File Number)	98-1226628 (I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Performance Incentive Plan

At the 2016 Annual General Meeting of Shareholders of Theravance Biopharma, Inc. (the “Company”) held on May 3, 2016, the Company’s shareholders approved the Theravance Biopharma, Inc. Performance Incentive Plan (the “Plan”). The Plan was approved by the Company’s Board of Directors, subject to the approval of the Company’s shareholders in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended.  The Plan permits the grant of performance cash awards and equity awards to the Company’s employees, with the shares underlying any equity awards to be issued from the Company’s existing 2013 Equity Incentive Plan.  A description of the material terms of the Plan is contained in “Proposal No. 3—Approval of the Theravance Biopharma, Inc. Performance Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2016 and is incorporated herein by reference. The discussion is qualified in its entirety by reference to the Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)                                 The 2016 Annual General Meeting of Shareholders was held on May 3, 2016.

(b)                                 The nominees listed below were elected Class II members of the Board of Directors with the respective votes set forth opposite their names:

Nominees	For	Against	Abstain	Broker Non-Votes
Rick E Winningham	29,828,602	2,930,149	13,920	4,279,377
Robert V. Gunderson, Jr.	29,167,651	3,592,484	12,536	4,279,377
Susan M. Molineaux, Ph.D.	29,575,192	3,185,163	12,316	4,279,377
Donal O’Connor	32,696,460	63,689	12,522	4,279,377

The shareholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The voting results are set forth below:

For	Against	Abstain	Broker Non- Votes
36,870,323	85,592	96,133	—

The shareholders approved the adoption of the Theravance Biopharma, Inc. Performance Incentive Plan. The voting results are set forth below:

For	Against	Abstain	Broker Non- Votes
27,528,891	5,205,682	38,098	4,279,377

For more information about the foregoing proposals, see Theravance Biopharma, Inc.’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 25, 2016.

Item 9.01 Financial Statement and Exhibits.

(d)              Exhibits

Exhibit No.	Description of Document
10.1	Theravance Biopharma, Inc. Performance Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: May 5, 2016	By:	/s/ Bradford J. Shafer
Bradford J. Shafer
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document
10.1	Theravance Biopharma, Inc. Performance Incentive Plan